EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Brightcube, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Eric Howard, Chief
Financial Officer of the Company, certify, pursuant to 18 U.S.C.   1350, as
adopted pursuant to   906 of the Sarbanes-Oxley Act of 2002, that:

     (1) To the best of my knowledge, the Report fully complies, in all material respects, with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) To the best of my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Eric Howard

Eric Howard
Chief Financial Officer
August 14, 2002